UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2026

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5221 North O’Connor Boulevard, Suite 1375

Irving, Texas 75309

(Address of principal executive offices and zip code)

(469) 638-9639

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value	FFWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR § 230.405) or 12b-2 of the Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

First Foundation Inc. (“First Foundation”) held a special meeting of stockholders on February 27, 2026 (the “First Foundation special meeting”). At the First Foundation special meeting, the following four proposals were considered:

•	Proposal 1: a proposal to adopt the Agreement and Plan of Merger, dated as of October 27, 2025, by and between First Foundation and FirstSun Capital Bancorp (“FirstSun”), as it may be amended from time to time (the “merger agreement”), under which First Foundation will merge with and into FirstSun (the “merger”), and to approve the consummation of the transactions contemplated thereby (the “First Foundation merger proposal”);

•	Proposal 2: a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of First Foundation that is based on or otherwise relates to the merger (the “First Foundation merger compensation proposal”);

•	Proposal 3: a proposal to adjourn the First Foundation special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the First Foundation merger proposal (the “First Foundation adjournment proposal”); and

•	Proposal 4: a proposal to approve, on a non-binding, advisory basis, an amendment to FirstSun’s certificate of incorporation to (1) increase the number of authorized shares of FirstSun’s common stock and (2) to create a class of FirstSun non-voting common stock (the “First Foundation amendment proposal”).

Each proposal considered and voted on was approved by the requisite vote of First Foundation’s stockholders. The final voting results for the First Foundation merger proposal, the First Foundation merger compensation proposal and the First Foundation amendment proposal are presented below. Because a quorum was present at the special meeting and the First Foundation merger compensation proposal received the requisite vote needed for approval, a vote on the First Foundation adjournment proposal was withdrawn and not called. For more information on each of these proposals, see the definitive joint proxy statement/prospectus filed by First Foundation with the U.S. Securities and Exchange Commission (the “SEC”) on January 15, 2026, as supplemented by the supplement to joint proxy statement/prospectus filed by First Foundation with the SEC on February 6, 2026.

Proposal 1: First Foundation merger proposal

Votes For	Votes Against	Abstain	Broker Non-Votes
63,026,154	36,785	52,655	N/A

Proposal 2: First Foundation merger compensation proposal

Votes For	Votes Against	Abstain	Broker Non-Votes
61,420,708	1,570,317	124,569	N/A

Proposal 4: First Foundation amendment proposal

Votes For	Votes Against	Abstain	Broker Non-Votes
62,964,438	94,736	56,420	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: February 27, 2026	By:	/s/ Jamie Britton
	Name:	Jamie Britton
	Title:	Chief Financial Officer